U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 7, 2002

PAYPAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-49603

(Commission File Number)

77-0510487

(I.R.S. Employer Identification Number)

303 Bryant Street,

Mountain View, California 94041

(Address of Principal Executive Offices)

(Zip Code)

(650) 864-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS

                On July 7, 2002, PayPal, Inc., a Delaware corporation ("PayPal"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with eBay Inc., a Delaware corporation ("eBay"), and Vaquita Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of eBay (the "Merger Subsidiary"), providing for the acquisition of PayPal by eBay pursuant to a merger of the Merger Subsidiary with and into PayPal (the "Merger") with PayPal surviving the Merger as a wholly-owned subsidiary of eBay.  The consummation of the Merger is subject to various conditions, including approval by the stockholders of PayPal.

                On July 8, 2002, PayPal and eBay issued a joint press release announcing the execution of the Merger Agreement.  A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 8, 2002	PayPal, Inc.

	By:	/s/ Roelof F. Botha
Name: Roelof F. Botha
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit Description

99.1	Press Release dated July 8, 2002.